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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2003

                               Kaydon Corporation
             (Exact name of Registrant as specified in its charter)

          Delaware                       0-12640                13-3186040
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                     315 East Eisenhower Parkway, Suite 300
                               Ann Arbor, MI 48108
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (734) 747-7025

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On July 28, 2003, the registrant issued a press release announcing the completion of a new $200,000,000 unsecured three-year revolving credit agreement. The press release is attached to this report as Exhibit 99 and is incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         A list of Exhibits included as part of this report is set forth in the
Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2003                        KAYDON CORPORATION


                                       /s/ Kenneth W. Crawford
                                     -----------------------------------
                                     By: Kenneth W. Crawford
                                         Vice President and Corporate Controller
                                         (Principal Accounting Officer)

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                                  EXHIBIT INDEX

Exhibit No.       Description

10 Credit Agreement dated as of July 28, 2003 among Kaydon Corporation, the subsidiary borrowers from time to time parties thereto, the alternate currency borrowers from time to time party thereto, the institutions from time to time party thereto as Lenders, and Bank One, NA as administrative agent

99                Press Release, dated July 28, 2003